ALLIANCE
                          ----------------------------
                                 NORTH AMERICAN
                          ----------------------------
                                   GOVERNMENT
                          ----------------------------
                                  INCOME TRUST
                          ----------------------------

                                                               Annual Report
                                                               November 30, 1999

                                                       Alliance Capital[LOGO](R)

                                                         Alliance North American
LETTER TO SHAREHOLDERS                                   Government Income Trust
================================================================================

December 28, 1999

Dear Shareholder:

We are pleased to report to you on our performance, investment strategy, and outlook for the Alliance North American Government Income Trust (the "Fund"), for the reporting period ended November 30, 1999. The Fund is designed for investors who seek high current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina.

INVESTMENT RESULTS

The following table shows how your Fund performed over the six- and twelve-month periods ended November 30, 1999. For comparison, we have included the performance for the Lehman Brothers Aggregate Bond Index, which is a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one- to ten-year maturity range.

We are pleased to report to you that your Fund outperformed both the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate-Term Government Bond Index for both the six- and twelve-month periods ended November 30, 1999. Your Fund's allocation to the emerging markets, Mexico and Argentina, helped the Fund outperform the indexes for both periods. Neither index holds emerging market debt.

INVESTMENT RESULTS*
Periods Ended November 30, 1999

                             Total Returns

                       6 Months      12 Months
                    -------------  -------------
Alliance North American
  Government Income
  Trust
  Class A                4.73%          8.56%
  Class B                4.32%          7.79%
  Class C                4.32%          7.79%

Lehman Brothers
  Aggregate Bond
  Index                  0.72%         -0.04%

Lehman Brothers
  Intermediate-Term
  Government Bond
  Index                  1.43%          1.20%

* The Fund's investment results are total returns for the periods and are based on the net asset value of each class of shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Past performance is no guarantee of future results.

      The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government~/~Corporate Bond Index. The Lehman Brothers Intermediate-Term Government Bond Index measures performance of bonds in the one- to ten-year maturity range. An investor cannot invest directly in an index.

      Additional investment results appear on page 3.

MARKET OVERVIEW

During the six-month period ended November 30, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. U.S. economic growth remained strong, while inflation and unemployment stayed low. With economic activity remaining strong and global liquidity concerns abating, the U.S. Federal Reserve increased the Federal Funds rate three times during the period, from 4.75% to 5.50%. This reversed the three interest rate cuts enacted late last year in response to the global liquidity crisis. In aggregate, the U.S. bond market, as represented by the Lehman Brothers U.S. Aggregate Index, gained 0.72% for the six-month period.

Emerging market debt performed well over the period as global economic growth improved and commodity prices firmed. The emerging market debt sector, as represented by the JP Morgan Emerging Markets Bond Index-Plus (the "JPM EMBI+"), gained 13.43% outperforming all

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

other bond market sectors during the six-month period ended November 30, 1999. Most individual country returns within the JPM EMBI+ were positive during the period with Russia (+87%) posting the largest gains and Bulgaria (+29%) and Brazil (+27%) also outperforming. Rising oil prices along with progress in restructuring Soviet-era debt helped the performance of Russian debt. In Latin America, Brazil exceeded investor expectations for fiscal reform after devaluing its currency at the beginning of the year.

Over the six-month period ended November 30, 1999, Mexico continued to benefit from its membership in the North American Free Trade Agreement and the long-term convergence of its economy with that of the United States. Within the JPM EMBI+, Mexican debt posted a strong 15% return during the six months. Mexico's increasing integration with the U.S. continues to provide a stable platform for economic growth. In addition, conservative fiscal policies and a free-floating exchange rate have allowed the economy to recover more quickly from external shocks, distinguishing Mexico from its regional peers.

Additionally, Argentinean government bonds, as represented in the JPM EMBI+, performed well (+19%) over the period, helped by strong global growth, improving regional economic fundamentals and a smooth political transition following elections in October of 1999.

Conversely, Canadian government bonds, as represented within the JP Morgan Global Bond Index, declined by 1% during the six-month period ended November 30, 1999, as economic growth picked up and the Canadian central bank followed the U.S. Federal Reserve by raising official interest rates by 25 basis points in November, to 5.00%.

INVESTMENT STRATEGY

Over the period, we maintained the portfolio's country weighting consistent with the investment objectives of the Fund while securing a high level of current income. The portfolio continued to be invested in Mexican, Argentinean and Canadian debt, as well as U.S. government obligations.

OUTLOOK

The global economy continues to gather momentum. We expect the U.S. economy to remain strong through year-end and into the millennium. The risk of tighter monetary policy in the U.S. remains. Positive inflation fundamentals however, should keep long-term interest rates trading in a range between 6.00% and 6.50%.

Stronger global growth coupled with the recent firming in commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. In Mexico, a stronger-than-expected third quarter economic growth rate, along with a positive political outlook, increase the chances that Mexico will be upgraded to investment-grade status in 2000. In Argentina, reasonable fiscal budget expectations combined with strengthening economic growth underpin our positive outlook for Argentinean debt.

Thank you for your continued interest and investment in the Alliance North American Government Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

--------------------------------------------------------------------------------
Shares of the Fund are not deposits or obligations of, guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of
--------------------------------------------------------------------------------

                                                         Alliance North American
INVESTMENT OBJECTIVE AND POLICIES                        Government Income Trust
================================================================================

Alliance North American Government Income Trust is an open-end, non-diversified investment company with an investment objective of seeking the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Trust's investment policies provide that the Trust expects to maintain at least 25% of its assets in U.S.-dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.

INVESTMENT RESULTS
================================================================================

NAV and SEC Average Annual Total Returns as of November 30, 1999

               ------------------
                 CLASS A SHARES
               ------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
1 Year                      8.56%           3.91%
5 Years                    11.34%          10.38%
Since Inception*            8.52%           7.92%
SEC Yield**                 9.89%

               ------------------
                 CLASS B SHARES
               ------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    7.79%           4.90%
Five Years                 10.40%          10.40%
Since Inception* (a)        7.83%           7.83%
SEC Yield**                 9.56%

               ------------------
                 CLASS C SHARES
               ------------------

                           Without          With
                        Sales Charge    Sales Charge
                        ----------------------------
One Year                    7.79%           6.83%
Five Years                 10.40%          10.40%
Since Inception*            7.15%           7.15%
SEC Yield**                 9.56%

SEC Average Annual Total Returns as of the most recent quarter-end (December 31,
1999)

                 Class A     Class B    Class C
                 -------     -------    -------
1 Year             3.24%       4.10%      6.15%
5 Years           15.54%      15.52%     15.56%
Since Inception*   7.89%       7.80%      7.12%

The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
*     Inception: 3/27/92 Class A and Class B; 5/3/93 Class C.

**    SEC yields are for the 30 days ended November 30, 1999.

(a)   Assumes conversion of Class B shares into Class A shares after six years.

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
3/31/92* to 11/30/99

                               [GRAPHIC OMITTED]

  [The following information was depicted as a chart in the printed material.]


            Alliance North American Government Income Trust Class A:
                                    $17,930

                     Lehman Brothers Aggregate Bond Index:
                                    $16,904

            Lehman Brothers Intermediate-Term Government Bond Index
                                    $16,108

      This chart illustrates the total value of an assumed $10,000 investment in Alliance North American Government Income Trust Class A shares (from 3/31/92 to 11/30/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Corporate Bond Index.

      The unmanaged Lehman Brothers Intermediate-Term Government Bond Index measures the performance of bonds with maturities of one to ten years.

      When comparing Alliance North American Government Income Trust to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.

-------------------------------------------------------------------------
[GRAPHIC OMITTED] Alliance North American Government Income Trust
[GRAPHIC OMITTED] Lehman Brothers Aggregate Bond Index
[GRAPHIC OMITTED] Lehman Brothers Intermediate-Term Government Bond Index
-------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Closest month-end after the Fund's Class A share inception date of 3/27/92.

PORTFOLIO OF INVESTMENTS                                 Alliance North American
November 30, 1999                                        Government Income Trust
================================================================================

                                                Principal
                                                  Amount
                                                   (000)           U.S. $ Value
--------------------------------------------------------------------------------
ARGENTINA-27.5%
GOVERNMENT
   OBLIGATIONS-27.5%
Republic of Argentina
   Supplier-Bocon
   Pre III Series 2 FRN
   2.79%, 9/01/02...................  ARS         112,564         $  96,721,009
   Pro 1 FRN
   2.79%, 4/01/07...................              668,027           453,764,964
                                                                  -------------
Total Argentinian Securities
   (cost $571,926,332)..............                                550,485,973
                                                                  -------------
CANADA-12.0%
GOVERNMENT/AGENCY
   OBLIGATIONS-12.0%
Province of British
   Columbia
   7.88%, 11/30/23..................  CA$          36,000            27,304,950
   8.00%, 9/08/23...................               24,600            19,258,057
   9.00%, 8/23/24...................               25,000            21,649,352
Province of Manitoba
   7.75%, 12/22/25..................               60,200            46,555,157
Province of Ontario
   7.75%, 12/08/03..................               20,000            14,249,338
Province of Quebec
   9.38%, 1/16/23...................               53,600            47,373,781
Province of Saskatchewan
   9.60%, 2/04/22...................               24,600            22,462,387
Quebec Hydro
   Zero coupon, 8/15/20 (a) ........              250,000            40,931,622
                                                                  -------------
Total Canadian Securities
   (cost $231,103,802)..............                                239,784,644
                                                                  -------------
MEXICO-28.8%
GOVERNMENT/AGENCY
   OBLIGATIONS-28.8%
Bankers Acceptances
   Nacional Financiera
   S.N.C. (b)
   16.50%, 12/26/03.................  MXP         414,125         $  13,604,213
   16.95%, 12/24/03.................               81,401             2,676,536
   17.50%, 12/11/03.................               55,253             1,827,824
   22.00%, 5/20/02 (c)..............              580,000            63,859,705
Mexican Treasury Bills (b)
   20.49%, 10/12/00.................              189,902            17,321,513
   21.42%, 5/11/00..................              250,000            24,487,955
   21.63%, 6/08/00..................               40,000             3,867,134
   21.85%, 4/13/00..................              645,463            64,080,528
   22.44%, 9/07/00..................              802,421            74,383,401
   23.17%, 7/13/00..................              731,315            69,576,969
   23.75%, 3/09/00..................              437,633            44,213,751
   25.33%, 1/13/00..................              707,350            73,527,467
   26.03%, 2/10/00..................            1,190,608           121,865,769
                                                                  -------------
Total Mexican Securities
   (cost $641,999,172)..............                                575,292,765
                                                                  -------------
UNITED STATES-47.3%
GOVERNMENT
   OBLIGATIONS-47.3%
U.S. Treasury Bonds
   5.25%, 11/15/28..................  US$          35,000            29,564,080
   5.25%, 2/15/29...................              155,700           132,101,797
   6.75%, 8/15/26...................               55,000            56,581,250
   8.13%, 8/15/19...................              208,850           243,114,558
   11.75%,11/15/14..................               64,000            88,180,032
   12.38%, 5/15/04..................               60,700            74,926,562
   12.50%, 8/15/14..................               69,000            98,217,222
   13.75%, 8/15/04..................               60,000            78,000,000
   14.00%, 11/15/11.................               11,900            16,875,688
U.S. Treasury Notes
   5.50%, 5/15/09...................               48,000            45,675,024
U.S. Treasury Strips
   Zero coupon, 8/15/12.............               52,000            22,562,956
   Zero coupon, 5/15/13.............              137,000            56,367,965
   Zero coupon, 5/15/14.............               13,400             5,146,752
                                                                  -------------
Total United States
   Securities
   (cost $1,018,889,354) ...........                                947,313,886
                                                                  -------------

                                                         Alliance North American
PORTFOLIO OF INVESTMENTS (continued)                     Government Income Trust
================================================================================

                                                                   U.S. $ Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS-115.6%
   (cost $2,463,918,660)                                         $2,312,877,268
Other assets less
   liabilities-(15.6)%..............                               (312,317,908)
                                                                 --------------
NET ASSETS-100%.....................                             $2,000,559,360
                                                                 ==============

--------------------------------------------------------------------------------

(a)   Private Placement.

(b)   Interest rate represents annualized yield to maturity at purchase date.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1999, the value of this security amounted to $63,859,705 or 3.2% of net assets.

      Glossary:

      FRN - Floating Rate Note.

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                      Alliance North American
November 30, 1999                                        Government Income Trust
================================================================================

ASSETS
   Investments in securities, at value (cost $2,463,918,660) ..........................   $ 2,312,877,268
   Interest receivable ................................................................        29,788,702
   Receivable for capital stock sold ..................................................        29,668,793
   Receivable for investment securities sold ..........................................        11,079,507
   Other assets .......................................................................           188,407
                                                                                          ---------------
   Total assets .......................................................................     2,383,602,677
                                                                                          ---------------
LIABILITIES
   Due to custodian ...................................................................         4,705,505
   Loan payable .......................................................................       250,000,000
   Payable for investment securities purchased ........................................        84,041,032
   Payable for capital stock redeemed .................................................        30,527,475
   Dividend payable ...................................................................         6,150,828
   Loan interest payable ..............................................................         3,733,813
   Advisory fee payable ...............................................................         1,216,589
   Distribution fee payable ...........................................................           375,026
   Accrued expenses and other liabilities .............................................         2,293,049
                                                                                          ---------------
   Total liabilities ..................................................................       383,043,317
                                                                                          ---------------
NET ASSETS ............................................................................   $ 2,000,559,360
                                                                                          ===============
COMPOSITION OF NET ASSETS
   Capital stock, at par ..............................................................   $       274,146
   Additional paid-in capital .........................................................     2,290,784,471
   Distributions in excess of net investment income ...................................       (22,511,086)
   Accumulated net realized loss on investments and foreign currency transactions .....      (117,404,017)
   Net unrealized depreciation of investments and foreign currency denominated assets
   and liabilities ....................................................................      (150,584,154)
                                                                                          ---------------
                                                                                          $ 2,000,559,360
                                                                                          ===============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share ($730,468,481 / 100,330,172 shares of
     capital stock issued and outstanding) ............................................             $7.28
   Sales Charge--4.25% of public offering price .......................................              0.32
                                                                                                    -----
   Maximum offering price .............................................................             $7.60
                                                                                                    =====
   Class B Shares
   Net asset value and offering price per share ($1,011,394,495 / 138,415,536 shares of
     capital stock issued and outstanding) ............................................             $7.31
                                                                                                    =====
   Class C Shares
   Net asset value and offering price per share ($258,696,384 / 35,400,690 shares of
     capital stock issued and outstanding) ............................................             $7.31

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS                                  Alliance North American
Year Ended November 30, 1999                             Government Income Trust
================================================================================

INVESTMENT INCOME
   Interest (net of foreign taxes withheld of $185,367).................                        $  289,123,699
EXPENSES
   Advisory fee.........................................................     $   15,278,301
   Distribution fee - Class A...........................................          1,923,561
   Distribution fee - Class B...........................................         11,921,297
   Distribution fee - Class C...........................................          2,671,912
   Transfer agency......................................................          3,183,363
   Custodian............................................................          2,878,809
   Printing.............................................................            363,814
   Taxes................................................................            191,551
   Audit and legal......................................................            186,297
   Administrative.......................................................            131,752
   Registration.........................................................            106,622
   Directors' fees......................................................             24,183
   Miscellaneous........................................................             39,322
                                                                             --------------
   Total expenses before interest.......................................         38,900,784
   Interest expense.....................................................         14,985,644
                                                                             --------------
   Total expenses.......................................................                            53,886,428
                                                                                                --------------
   Net investment income................................................                           235,237,271
                                                                                                --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions.........................                            14,072,829
   Net realized loss on foreign currency transactions...................                           (52,400,330)
   Net change in unrealized depreciation of:
     Investments........................................................                           (39,525,587)
     Foreign currency denominated assets and liabilities................                             2,900,649
                                                                                                --------------
   Net loss on investments..............................................                           (74,952,439)
                                                                                                --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..............................                        $  160,284,832
                                                                                                ==============

--------------------------------------------------------------------------------
See notes to financial statements.

                                                         Alliance North American
STATEMENT OF CHANGES IN NET ASSETS                       Government Income Trust
================================================================================

                                                                                   Year Ended           Year Ended
                                                                                   November 30,         November 30,
                                                                                      1999                 1998
                                                                                 ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ...................................................     $   235,237,271      $   245,862,749
   Net realized gain (loss) on investments and foreign currency transactions         (38,327,501)          20,178,723
   Net change in unrealized depreciation of investments and foreign currency
     denominated assets and liabilities ....................................         (36,624,938)        (130,364,332)
                                                                                 ---------------      ---------------
   Net increase in net assets from operations ..............................         160,284,832          135,677,140
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income
     Class A ...............................................................         (55,301,588)         (74,201,378)
     Class B ...............................................................         (95,738,434)        (141,961,151)
     Class C ...............................................................         (21,442,440)         (29,700,220)
   Distributions in excess of net investment income
     Class A ...............................................................          (9,084,333)          (5,401,762)
     Class B ...............................................................         (15,726,851)         (10,316,188)
     Class C ...............................................................          (3,522,327)          (2,143,419)
   Tax return of captial
     Class A ...............................................................         (15,397,175)          (2,554,780)
     Class B ...............................................................         (26,655,679)          (4,887,773)
     Class C ...............................................................          (5,970,046)          (1,022,589)
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease) .................................................        (227,545,571)         279,531,511
                                                                                 ---------------      ---------------
   Total increase (decrease) ...............................................        (316,099,612)         143,019,391
NET ASSETS
   Beginning of year .......................................................       2,316,658,972        2,173,639,581
                                                                                 ---------------      ---------------
   End of year .............................................................     $ 2,000,559,360      $ 2,316,658,972
                                                                                 ===============      ===============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS                                  Alliance North American
Year Ended November 30, 1999                             Government Income Trust
================================================================================

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
   Interest received....................................................     $  104,493,302
   Interest paid........................................................        (14,847,903)
   Operating expenses paid..............................................        (39,084,035)
                                                                             --------------
   Net increase in cash from operating activities.......................                        $   50,561,364
INVESTING ACTIVITIES:
   Proceeds from sale of short-term portfolio investments, net..........        458,056,440
   Purchases of long-term portfolio investments.........................     (3,061,448,381)
   Proceeds from disposition of long-term portfolio investments.........      3,029,084,976
                                                                             --------------
   Net increase in cash from investing activities.......................                           425,693,035
FINANCING ACTIVITIES*:
   Redemptions of capital stock, net....................................       (225,403,553)
   Cash dividends paid..................................................       (250,488,926)
   Cash overdraft.......................................................          4,705,505
                                                                             --------------
   Net decrease in cash from financing activities.......................                          (471,186,974)
   Effect of exchange rate on cash......................................                            (5,156,351)
                                                                                                --------------
   Net decrease in cash.................................................                               (88,926)
   Cash at beginning of year............................................                                88,926
                                                                                                --------------
   Cash at end of year..................................................                        $           -0-
                                                                                                ==============

---------------------------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
   Net increase in net assets from operations...........................                        $  160,284,832
ADJUSTMENTS:
   Increase in interest receivable......................................     $   (5,997,191)
   Net realized gain on investment transactions.........................        (14,072,829)
   Net change in unrealized depreciation................................         36,624,938
   Accretion of bond discount...........................................       (178,633,205)
   Decrease in accrued expenses and other liabilities...................            (45,511)
   Net realized loss on foreign currency transactions...................         52,400,330
                                                                             --------------
                                                                                                  (109,723,468)
                                                                                                --------------
   Net increase in cash from operating activities.......................                        $   50,561,364
                                                                                                ==============

--------------------------------------------------------------------------------

* Non-cash financing activities not included herein consist of reinvestment of dividends.

      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                            Alliance North American
November 30, 1999                                        Government Income Trust
================================================================================

NOTE A: Significant Accounting Policies

Alliance North American Government Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on February 3, 1992 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of foreign securities and forward exchange currency contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

                                                         Alliance North American
NOTES TO FINANCIAL STATEMENTS (continued)                Government Income Trust
================================================================================

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, tax return of capital and distribution in excess of net investment income, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions, a decrease in distributions in excess of net investment income and a corresponding decrease to additional paid-in capital. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .65 of 1% of the average adjusted daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid the Adviser $131,752 representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,027,211 for the year ended November 30, 1999.

For the year ended November 30, 1999, the Fund's expenses were reduced by $143,408 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $255,507 from the sale of Class A shares and $10,654, $1,428,955 and $90,934 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1999.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $34,244,966 and $5,083,412 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accor-

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

dance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $330,356,862 and $453,151,135, respectively, for the year ended November 30, 1999. There were purchases of $2,678,459,629 and sales of $2,575,234,861 of U.S. government and government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes $2,499,155,536. Accordingly, gross unrealized appreciation of investments was $30,135,230 and gross unrealized depreciation of investments was $216,413,498 resulting in net unrealized depreciation of $186,278,268 excluding foreign currency transactions.

At November 30, 1999, the Fund had a capital loss carryforward totaling $82,167,141 of which $42,670,032 expires in the year 2003, $39,497,109 expires in the year 2004.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure of the Fund in that particular currency contract.

At November 30, 1999, the Fund had no outstanding forward exchange currency contracts.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Deutsche Bank AG, New York Branch on June 4, 1998. The maximum credit available under the credit facility is $250,000,000 and requires no collateralization. The loan outstanding, under the Credit Agreement for the year ended November 30, 1999 was $250,000,000 with a related weighted average interest rate at period end of 6.34% and a weighted average annualized interest rate of 5.83%. The $250,000,000 balance will mature on March 9, 2000. Interest payments on current borrowings are based on the European Euro margin plus the applicable European Euro rate. The Fund is also obligated to pay Deutsche Bank AG, New York Branch a facility fee computed at the rate of .10% per annum on the daily amount of the total commitment as in effect.

                                                         Alliance North American
NOTES TO FINANCIAL STATEMENTS (continued)                Government Income Trust
================================================================================

NOTE F: Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B, and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                      ----------------------------------     ---------------------------------
                                                    SHARES                                AMOUNT
                                      ----------------------------------     ---------------------------------
                                         Year Ended         Year Ended         Year Ended         Year Ended
                                        November 30,       November 30,       November 30,       November 30,
                                            1999               1998               1999               1998
                                      ----------------   ---------------     ---------------   ---------------
Class A
Shares sold.......................         16,598,781         40,930,531     $  123,458,324     $  325,348,092
Shares issued in reinvestment of
   dividends......................          3,527,038          3,181,255         26,110,820         24,821,621
Shares converted from Class B.....         30,085,478          7,799,684        220,797,037         59,480,464
Shares redeemed...................        (47,381,426)       (18,195,141)      (353,021,863)      (139,838,724)
                                       --------------     --------------     --------------     --------------
Net increase......................          2,829,871         33,716,329     $   17,344,318     $  269,811,453
                                       ==============     ==============     ==============     ==============
Class B
Shares sold.......................         26,632,531         40,837,786     $  198,604,722     $  320,851,480
Shares issued in reinvestment of
   dividends......................          5,591,905          5,700,319         41,603,715         44,452,518
Shares converted to Class A.......        (29,974,756)        (7,799,684)      (220,797,037)       (59,480,464)
Shares redeemed...................        (34,769,876)       (39,600,299)      (257,969,562)      (305,507,405)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........        (32,520,196)          (861,878)    $ (238,558,162)    $      316,129
                                       ==============     ==============     ==============     ==============
Class C
Shares sold.......................         10,104,131         11,845,488     $   75,431,739     $   93,169,906
Shares issued in reinvestment of
   dividends......................          1,583,383          1,368,044         11,747,610         10,660,900
Shares redeemed...................        (12,569,473)       (12,263,001)       (93,511,076)       (94,426,877)
                                       --------------     --------------     --------------     --------------
Net increase (decrease)...........           (881,959)           950,531     $   (6,331,727)    $    9,403,929
                                       ==============     ==============     ==============     ==============

--------------------------------------------------------------------------------

NOTE G: Litigation

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Original Complaint") was filed against the Fund, Alliance and certain other defendants affiliated with Alliance alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the Original Complaint, and on July 15, 1997, the Court denied plaintiffs' motion for leave to file an amended complaint.

On October 15, 1998, the United States Court of Appeals for the Second Circuit affirmed the District Court's decision denying plaintiffs' leave to file an amended complaint in all respects except reversed with respect to plaintiffs' claim that defendants had misrepresented the Fund's ability to hedge against currency risk. On February 12, 1999, plaintiffs filed a Corrected First Amended Consolidated Complaint (the "Complaint") alleging that

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

defendants violated the federal securities laws by misrepresenting the Fund's ability to hedge against currency risk. On December 1, 1999, the Court granted summary judgment for defendants with respect to all of plaintiffs' claims in the Complaint. On December 14 and 15, 1999, plaintiffs filed motions for reconsideration of the Court's rulings.

The Fund and Alliance believe that the allegations in the Complaint are without merit and intend to defend vigorously against this action.

--------------------------------------------------------------------------------

NOTE H: Concentration of Risk

Investing in securities of foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign governments and their markets may be less liquid and their prices more volatile than those of the United States government. The Fund may invest in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

                                                         Alliance North American
FINANCIAL HIGHLIGHTS                                     Government Income Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         ---------------------------------------------------------
                                                                                 CLASS A
                                                         ---------------------------------------------------------
                                                                         Year Ended November 30,
                                                         ---------------------------------------------------------
                                                           1999        1998        1997        1996         1995
                                                         --------    --------    --------    --------     --------
Net asset value, beginning of year ...................   $   7.59    $   8.02    $   8.01    $   6.75     $   8.13
                                                         --------    --------    --------    --------     --------
Income From Investment Operations
Net investment income (a) ............................        .87         .87        1.03        1.09         1.18
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................       (.25)       (.33)       (.05)       1.14        (1.59)
                                                         --------    --------    --------    --------     --------
Net increase (decrease) in net asset value from
   operations ........................................        .62         .54         .98        2.23         (.41)
                                                         --------    --------    --------    --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.64)       (.87)       (.97)       (.75           -0-
Distributions in excess of net investment income .....       (.11)       (.07)         -0-         -0-          -0-
Tax return of capital ................................       (.18)       (.03)         -0-       (.22)        (.97)
                                                         --------    --------    --------    --------     --------
Total dividends and distributions ....................       (.93)       (.97)       (.97)       (.97)        (.97)
                                                         --------    --------    --------    --------     --------
Net asset value, end of year .........................   $   7.28    $   7.59    $   8.02    $   8.01     $   6.75
                                                         ========    ========    ========    ========     ========
Total Return
Total investment return based on net asset value (b) .       8.56%       7.14%      12.85%      35.22%       (3.59)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $730,468    $740,066    $511,749    $385,784     $252,608
Ratio of expenses to average net assets ..............       2.09%       2.04%       2.15%       2.34%        2.62%
Ratio of expenses to average net assets excluding
   interest expense (c) ..............................       1.38%       1.36%       1.38%       1.41%        1.51%
Ratio of net investment income to average net assets .      11.72%      11.17%      12.78%      14.82%       18.09%
Portfolio turnover rate ..............................        158%        175%        118%        166%         180%

--------------------------------------------------------------------------------

See footnote summary on page 18.

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         ----------------------------------------------------------------------
                                                                                          CLASS B
                                                         ----------------------------------------------------------------------
                                                                                  Year Ended November 30,
                                                         ----------------------------------------------------------------------
                                                            1999           1998           1997           1996           1995
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of year ...................   $     7.61     $     8.02     $     8.01     $     6.75     $     8.13
                                                         ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a) ............................          .81            .81            .98           1.04           1.13
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................         (.25)          (.32)          (.07)          1.12          (1.61)
                                                         ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
   operations ........................................          .56            .49            .91           2.16           (.48)
                                                         ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income .................         (.59)          (.81)          (.90)          (.69)            -0-
Distributions in excess of net investment income .....         (.10)          (.06)            -0-            -0-            -0-
Tax return of capital ................................         (.17)          (.03)            -0-          (.21)          (.90)
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ....................         (.86)          (.90)          (.90)          (.90)          (.90)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year .........................   $     7.31     $     7.61     $     8.02     $     8.01     $     6.75
                                                         ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (b) .         7.79%          6.46%         11.88%         33.96%         (4.63)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $1,011,395     $1,300,519     $1,378,407     $1,329,719     $1,123,074
Ratio of expenses to average net assets ..............         2.78%          2.75%          2.86%          3.05%          3.33%
Ratio of expenses to average net assets excluding
   interest expense (c) ..............................         2.08%          2.07%          2.09%          2.12%          2.22%
Ratio of net investment income to average net assets .        10.97%         10.44%         12.15%         14.20%         17.31%
Portfolio turnover rate ..............................          158%           175%           118%           166%           180%

--------------------------------------------------------------------------------

See footnote summary on page 18.

                                                         Alliance North American
FINANCIAL HIGHLIGHTS (continued)                         Government Income Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         ------------------------------------------------------------
                                                                                     CLASS C
                                                         ------------------------------------------------------------
                                                                             Year Ended November 30,
                                                         ------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                         --------     --------     --------     --------     --------
Net asset value, beginning of year ...................   $   7.61     $   8.02     $   8.01     $   6.75     $   8.13
                                                         --------     --------     --------     --------     --------
Income From Investment Operations
Net investment income (a) ............................        .81          .82          .98         1.05         1.13
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................       (.25)        (.33)        (.07)        1.11        (1.61)
                                                         --------     --------     --------     --------     --------
Net increase (decrease) in net asset value from
   operations ........................................        .56          .49          .91         2.16         (.48)
                                                         --------     --------     --------     --------     --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.59)        (.82)        (.90)        (.69)          -0-
Distributions in excess of net investment income .....       (.10)        (.05)          -0-          -0-          -0-
Tax return of capital ................................       (.17)        (.03)          -0-        (.21)        (.90)
                                                         --------     --------     --------     --------     --------
Total dividends and distributions ....................       (.86)        (.90)        (.90)        (.90)        (.90)
                                                         --------     --------     --------     --------     --------
Net asset value, end of year .........................   $   7.31     $   7.61     $   8.02     $   8.01     $   6.75
                                                         ========     ========     ========     ========     ========
Total Return
Total investment return based on net asset value (b) .       7.79%        6.46%       11.88%       33.96%       (4.63)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $258,696     $276,073     $283,483     $250,676     $219,009
Ratio of expenses to average net assets ..............       2.78%        2.74%        2.85%        3.04%        3.33%
Ratio of expenses to average net assets excluding
   interest expense (c) ..............................       2.08%        2.06%        2.08%        2.12%        2.21%
Ratio of net investment income to average net assets .      10.98%       10.45%       12.14%       14.22%       17.32%
Portfolio turnover rate ..............................        158%         175%         118%         166%         180%

--------------------------------------------------------------------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.

(c) Net of interest expense of .70%, .68%, .77%, .93% and 1.11% respectively, on loan agreement (see Note E).

REPORT OF ERNST & YOUNG LLP                              Alliance North American
INDEPENDENT AUDITORS                                     Government Income Trust
================================================================================

To the Shareholders and Board of Directors Alliance North American Government Income Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance North American Government Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance North American Government Income Trust, Inc. at November 30, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                  /s/ Ernst & Young LLP

New York, New York
January 11, 2000

                                                         Alliance North American
                                                         Government Income Trust
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------

(1)   Member of the Audit Committee.

THE ALLIANCE FAMILY OF MUTUAL FUNDS
================================================================================

Fixed Income

Alliance Bond Fund
  U.S. Government Portfolio
  Corporate Bond Portfolio
  Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

Tax-Free Income

Alliance Municipal Income Fund
  California Portfolio
  Insured California Portfolio
  Insured National Portfolio
  National Portfolio
  New York Portfolio
Alliance Municipal Income Fund II
  Arizona Portfolio
  Florida Portfolio
  Massachusetts Portfolio
  Michigan Portfolio
  Minnesota Portfolio
  New Jersey Portfolio
  Ohio Portfolio
  Pennsylvania Portfolio
  Virginia Portfolio

Money Market

AFD Exchange Reserves

Growth

The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

Growth & Income

Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

Aggressive Growth

Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

International

Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

Institutional

Premier Growth
Quasar
Real Estate Investment

Closed-End Funds

Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

Cash Management Services

Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
  Prime Portfolio
  Government Portfolio
  Tax-Free Portfolio
  Treasury Portfolio
  Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
  California Portfolio
  Connecticut Portfolio
  Florida Portfolio
  General Portfolio
  Massachusetts Portfolio
  New Jersey Portfolio
  New York Portfolio
  Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
  Prime Portfolio
  General Municipal Portfolio
  Government Portfolio


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                                                                ---------------
ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST                    BULK RATE
1345 Avenue of the Americas                                      U.S. POSTAGE
New York, NY 10105                                                   PAID
(800) 221-5672                                                   New York, NY
                                                                Permit No. 7131
                                                                ---------------

AllianceCapital [LOGO]

This report is intended solely for distribution to current shareholders of the Fund.

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

NAGAR1199